Exhibit 99.1

SurgePays Provides Company Updates for Shareholders

BARTLETT, TN, July 13, 2023 - SurgePays, Inc. (Nasdaq: SURG) (“SurgePays” or the “Company”), a technology and telecommunications company focused on the underbanked and underserved, today provided a Company update.

A recent report, which contains numerous errors of fact and misleading and libelous content, appears to be a deliberate attempt to undermine the positive work SurgePays is undertaking in low-income communities to provide wireless and financial services to the underbanked and underserved. As disclosed, the report represents opinions devoid of a fundamental lack of understanding of our business model and growth strategy.

Chairman and CEO Brian Cox stated, “SurgePays, as a company, would like to set the record straight and confirm that its controls, policies, and procedures to enroll eligible households in the Affordable Connectivity Program (“ACP”) are vetted and compliant. We also voluntarily contract a third-party compliance company to oversee regulatory filings, reporting calculations, and manage audits. Hundreds of thousands of households in need benefit from our team’s hard work every day, and we take this responsibility very seriously. As a matter of fact, our entire business model is corporately responsible.”

Mr. Cox concluded, “While it’s annoying for shareholders to deal with these types of efforts, the effects should not last long when we are expecting to report a net income of over $6 million in the second quarter alone, and we are still in the early phases of our growth pattern. We will remain laser-focused on executing an exciting growth strategy while providing essential products and services that underserved folks need and want.”

The Company also wants to set the record straight and state that its accounting records are accurate and correct and that its financial results are accurately reported within its financial statements and SEC filings. The investor community has demonstrated faith in SurgePays based on detailed analyses and reports prepared by leading professional advisors, financial experts, and credit rating agencies. Neither SurgePays nor its employees or representatives will respond further to the allegations. Still, to avoid doubt, the Company believes the report published is a deliberate attempt to damage its reputation maliciously by issuing false, misinformed, and distorted information for financial gain and at the expense of the Company’s shareholders.

About SurgePays, Inc.

SurgePays is a technology and telecommunications company focused on the underbanked and underserved. SurgePhone wireless companies provide mobile broadband to low-income consumers nationwide. SurgePays fintech platform utilizes a suite of financial and prepaid products to convert corner stores and bodegas into tech-hubs for underbanked neighborhoods. SurgePays is aggressively cornering the underbanked market directly to the consumer and in the stores where they shop. Please visit www.SurgePays.com for more information.

About Preliminary Financial Results

The preliminary financial results for the second quarter ended June 30, 2023, are unaudited, reflect our estimated financial results and are based on information available to management as of the date of this release, and are subject to potential further material changes upon completion of the Company’s standard quarter-end closing procedures. In preparing this information, management made complex and subjective judgments and estimates about the appropriateness of certain reported amounts and disclosures. Our actual financial results for the three and six months ended June 30, 2023, have not yet been finalized by management and remain subject to the completion of management’s final review and our other closing procedures, as well as the completion of the auditor’s review of our unaudited financial statements. These preliminary estimated results do not represent a comprehensive statement of all financial results for the three and six months ended June 30, 2023. We are required to consider all available information through the finalization of our financial statements and their possible impact on our financial conditions and results of operations for the period, including the impact of such information on the complex judgments and estimates referred to above.

Cautionary Note Regarding Forward-Looking Statements

This press release includes express or implied statements that are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance and may contain projections of our future results of operations or of our financial information or state other forward-looking information. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words.

Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to future events or our future operational or financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control, including, without limitation, statements about our anticipated growth. The forward-looking statements in this release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including in our Annual Report on Form 10-K for the fiscal year ending December 31, 2022. The forward-looking statements in this press release speak only as of the date on which the statements are made. We undertake no obligation to update and expressly disclaim the obligation to update, any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

MZ Contact

Brian M. Prenoveau, CFA

MZ Group – MZ North America

brian.prenoveau@mzgroup.us

+561 489 5315